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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                         Amendment No. 1

                            FORM 8-K/A

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                           July 4, 1998


                         PROFFITT'S, INC.
      (Exact name of registrant as specified in its charter)


                Tennessee          1-13113            62-0331040
        (State of incorporation)   (Commission      (I.R.S. Employer
                                   File Number)   Identification No.)

                750 Lakeshore Parkway
                 Birmingham, Alabama                     35211
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (205) 940-4468



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     This Amendment No. 1 on Form 8-K/A is being filed to correct certain information previously provided on Exhibit 99.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

Exhibit
Number         Description

99             Discussion Piece for Financial Analysts' Questions


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROFFITT'S INC.



Date:  July 14, 1998                    /s/ Julia A. Bentley
                                        _____________________
                                        Julia A. Bentley
                                        (Printed)

                                        Senior Vice President of
                                        Planning and Investor
                                        Relations & Secretary
                                        (Title)